UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

Blonder Tongue Laboratories, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	1-14120	52-1611421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Jake Brown Road, Old Bridge, New Jersey  08857

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 679-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	BDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on April 10, 2020, Blonder Tongue Laboratories, Inc. (the “Company”) received loan proceeds of $1,768,762 (“PPP Loan”) under the Paycheck Protection Program (“PPP”). The PPP was established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) and is administered by the U.S. Small Business Administration ("SBA"). The PPP Loan was evidenced by a promissory note, dated as of April 5, 2020 (“Note”), between the Company, as Borrower, and JPMorgan Chase Bank, N.A., as Lender (“Lender”). The interest rate on the Note was 0.98% per annum, with interest accruing on the unpaid principal balance computed on the basis of the actual number of days elapsed in a year of 360 days.

Under the terms of the CARES Act, PPP loan recipients can apply for, and the SBA can grant forgiveness of, all or a portion of loans made under the PPP, plus any accrued interest, if the recipients have used the PPP loan proceeds for eligible purposes. The Company applied for forgiveness of its PPP Loan during the second quarter of 2021.

On June 30, 2021, the Company received notification from the Lender that the SBA approved the Company's PPP Loan forgiveness application for the entire PPP Loan. The forgiveness of the PPP Loan will be recognized during the Company's second quarter ending June 30, 2021.

Item 8.01	Other Events.

On July 6, 2021, the Company issued a press release regarding its receipt of notice of the forgiveness of the PPP Loan.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release dated July 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLONDER TONGUE LABORATORIES, INC.

By:	/s/ Eric Skolnik
Eric Skolnik
Senior Vice President and Chief Financial Officer

Date: July 6, 2021

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